Intangible Assets, net - Amortization and Impairment (Details) $ in Thousands	Dec. 31, 2018 USD ($)
Expected amortization expense for next five years
2019	$ 255,892
2020	226,128
2021	196,190
2022	174,281
2023	147,970
Total	$ 1,000,461